EXHIBIT 99.1

Mid-America Apartment Communities

Superior total return through all phases of the cycle

|X|        Only Apartment REIT to grow FFO/share in Q1
|X|        Fixed-charge coverage at 5-year high
|X|        Market diversification adds stability
|X|        Proven ability to adapt to cycle:
           |X|        Sold assets and repurchased stock
           |X|        Developed (and exited development at the right time)
           |X|        Acquired, repositioned assets
           |X|        Partnering with private capital
|X|        Strategy to generate growth is in place

Out-performance on most metrics
Focused strategy

|X|      Upper-middle market product...where demand is strongest
|X|      Southeast region...where growth is rapid
|X|      Market diversification...provides stability
|X|      Experienced "hands-on" management...always a key differentiator

Stable, consistent, out performing
Total return exceeding peers
(As of 5/19/2003)

[column chart graphs data below]

            MAA     Apt REITs       Size Peers (Market Cap) Geographic Peers
12 Month    15.3%    2.6%            0.9%                   -0.9%
3 Year      15.4%   11.5%           11.3%                    7.5%
5 Year      10.1%    9.4%            9.5%                    7.0%
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Stable, consistent, out performing
Total return exceeding market
(As of 5/19/2003)

[column chart graphs data below]

            MAA     MS REIT Index   DJI     NASDAQ
12 Month    15.3%    5.5%           -16.3%  -12.5%
3 Year      15.4%   13.3%            -7.2%  -36.0%
5 Year      10.1%    6.2%            -0.9%   -1.6%

Stable, consistent, out performing
Stable operating performance vs. peers
(Same Store Growth - Q1 03)

[column chart graphs data below]

            MAA     Apt REITs       Size Peers      Geographic Peers
Revenues    -1.0%   -3.0%           -2.3%           -3.4%
Expenses     2.8%    5.4%            4.7%            4.2%
NOI         -3.4%   -7.6%           -6.6%           -7.8%
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Stable, consistent, out performance
Stable Operating Performance vs. Peers
(Same Store Growth - 2002)

[column chart graphs data below]

            MAA     Apt REITs       Size Peers      Geographic Peers
Revenues    -0.6%   -2.2%           -1.9%           -3.2%
Expenses     3.5%    2.9%            3.8%            3.0%
NOI         -3.0%   -4.7%           -5.4%           -6.7%
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Stable, consistent, out performance
Less volatility
(Dividend Yield Plus FFO Growth)

[line chart graphs data below]

        1999    2001    2002    2003E
Peers   16.7%   10.5%   2.1%    -0.4%
MAA     12.4%   10.3%   8.9%    10.7%

Diversified investment strategy
Stable growth southeast region

[map highlights market presence in the following states]

Ohio
Virginia
Kentucky
North Carolina
Tennessee
Arkansas
South Carolina
Georgia
Alabama
Mississippi
Texas
Florida

34,000 units in 125 properties, across 12 states

Diversified investment strategy
Large, middle and small tier markets
41 Markets

[pie chart graphs data below]

Large   Middle  Small Tier
20.0%   40.0%   40.0%

Large:
Dallas
Atlanta
Houston
Tampa

Middle:
Austin
Memphis
Nashville
Jacksonville
Orlando
Greenville
Louisville


Small Tier:
Charleston
Savannah
Jackson, MS
Chattanooga
Gainesville
Tallahassee
Augusta
Little Rock
Lexington
Huntsville
Jackson, MS
Jackson, TN

Experienced, "hands-on" management
Superior property & operations management

|X|      Structured property walk program; keeping "in touch"  with  investments and monitoring performance
|X|      Consistent capital spending  approach;  protecting  asset  quality  and long-term value
|X|      Significant focus  on  productivity  and  process  improvement;  a  key differentiating factor in highly competitive industry
         |X|      Maintenance productivity programs
         |X|      Inventory turn management
         |X|      Utility expense management
         |X|      Web based employee training

Experienced, "hands-on" management
Maintenance productivity programs

[column chart graphs data below]

Quarterly Maintenance Cost Per Unit

               Maintenance Costs/Unit    Target
Jun 01                         $153.9    $156.0
Sep 01                         $171.2    $156.0
Dec 01                         $157.6    $156.0
Mar-02                         $152.9    $156.0
Jun-02                         $160.4    $156.0
Sep-02                         $166.0    $156.0
Dec-02                         $157.8    $156.0
Mar-03                         $137.7    $144.0
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Experienced, "hands-on" management
Inventory turn

[column chart graphs data below]

Qtrly Apartment Turnover

                   12 Month Turn Rate
       Mar-01        70.2
       Jun-01        70.1
       Sep-01        70.1
       Dec-01        69.9
       Mar-02        70.3
       Jun-02        70.1
       Sep-02        69.4
       Dec-02        68.5
       Mar-03        68.4

High quality assets
Protecting share value

|X|      Among the newest portfolios of all apartment REITs (~12 years)
|X|      $300mm of new communities added in the last 4 years
|X|      Portfolio continuously improved with steady capital infusion
|X|      Sold $110mm of properties over the last 2  years;  average  age  of  20 years at very attractive prices

New development
Adding to earnings as markets recover

Lincoln on the Green, Memphis
Paddock Club, Panama City, FL
Paddock Club, Murfreesboro, TN
Kenwood Club, Houston, TX
Reserve at Dexter, Memphis, TN
Terraces at Fieldstone, Atlanta, GA
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Effective capital structure

|X|      Balance sheet flexible:
         |X|      Majority of preferred redeemable at Company's option
         |X|      Credit facility permits collateral substitution
|X|      Fixed charge coverage at a five year high
|X|      Average interest rate = 5.0%, down 200bps in 2 years
|X|      84% of debt is fixed, swapped or forward-swapped
|X|      Average maturity over 12 years
|X|      Only 10% of debt to be refinanced by Dec '04
|X|      An average of 10% of debt matures annually over next 7 years

Strong corporate governance

H. Eric Bolton         Chairman and CEO, Mid-America Apartments
Simon R.C. Wadsworth   Executive VP and CFO, Mid-America Apartments
George E. Cates        Founder, Former Chairman of the Board MAA
Robert F. Fogelman     President, Fogelman Investment Company
John F. Flournoy       Chairman and CEO, Flournoy Development Co.
Ralph Horn             Chairman and CEO, First Tennessee National Corp.
Michael S. Starnes     President, M.S. Carriers
John S. Grinalds       President, The Citadel
Alan B. Graf, Jr.      Executive VP and CFO, FedEx Corporation

Extensive public company governance experience
Extensive public capital markets experience
Extensive multifamily real estate experience
Insiders own 11.5% of MAA and continue as active buyers

Current value assessment

[column chart graphs data below]

        Cap Rate Value @ 8.00%      Intrinsic Value (DCF) @ 10%
NAV     28.24                       29.7

Cap Rate Value - 2002  NOI  less  4%  mgmt  fee  and  $350/unit  capital,   less
  liabilities and preferred.

Intrinsic value - DCF approach,  ten  year  projection  based  on  JV  strategy, discounted at 10%
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MAA sells at an attractive  value

|X|      Free Cash Flow covers dividend
|X|      However, Funds Available  for  Distribution  (FAD)  short  of  dividend coverage by approx. 17 cents/share (or $3.5 million)
|X|      Active plans in place to increase FFO earnings and strengthen  dividend coverage:
         |X|      High quality assets, well maintained and in strong position to increase earnings as the economy recovers and interest rate environment changes...historical market performance will deliver additional $.35-$.40/cents FFO per share
         |X|      New   development   pipeline   becoming   increasingly   fully
                    productive...additional .03-.04/cents FFO per share
         |X|      New acquisition initiative  with  Crow  Holdings  in  place...
                    forecasted $.15-$.18 cents FFO per share

Free Cash Flow Covers Dividend

2002 Summary:                          Per share
---------------------------------------------------
FFO                                         $ 2.76
---------------------------------------------------
Recurring Capex                             $ 0.59
---------------------------------------------------
FAD                                         $ 2.17
---------------------------------------------------
Add back:
Non-real estate Depreciation                $ 0.07
Amortization of DFC's                       $ 0.13
---------------------------------------------------
Free Cash Flow                              $ 2.37
---------------------------------------------------
Dividend                                    $ 2.34
---------------------------------------------------

Partnering with private capital

|X|      Acquisition joint venture with Crow Holdings
|X|      Initial target of $150 million in acquisitions; three  acquisitions  or about half of target completed
|X|      Unique ability to source opportunities

Preston Hills, Atlanta
Green Oaks, Dallas

Strategy for growth

|X|      Protect value.
|X|      Grow earnings...position for improving market conditions
|X|      Grow earnings...additional productivity gains - utility  expense,  unit turns, new revenue management web based property management system.
|X|      Grow earnings...new development
|X|      Enhance dividend coverage.
|X|      Grow earnings...opportunistic acquisitions through JV

Investment highlights

|X|      Superior total returns through all phases of cycle
|X|      Proven out-performance
|X|      High-quality, well-maintained properties
|X|      Experienced hand-on operator
|X|      Attractively priced to value
|X|      Attractively priced to dividend
|X|      Earnings growth plans in place and underway
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Mid-America Apartments
Publicly-traded securities

              Price        Yield       Callable   Liquidation      Dividend
-------------------------------------------------------------------------------
Common:
MAA              $26.25         8.9%                              Quarterly
Preferred:
MAA Pf A         $25.50         9.2%      Yes        $ 25.00       Monthly
MAA Pf B         $25.20         9.3%      Yes        $ 25.00       Monthly
MAA Pf C         $25.67         9.1%      Yes        $ 25.00      Quarterly
MAA Pf F         $27.50         8.5%     2007        $ 25.00       Monthly